UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023 (July 27, 2023)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) convened its Annual Meeting of Shareholders (the “Annual Meeting”) on July 27, 2023.

As of May 31, 2023, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 54,747,525 shares of common stock were eligible to be voted, and 25,113,788 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 2, 2023:

•	Proposal No. 1 – the election of three members of the board of directors of CION to serve until the 2026 annual meeting of shareholders or until their successors are duly elected and qualified; and

•	Proposal No. 2 – to authorize flexibility for CION, with the approval of CION’s board of directors, to offer and sell shares of common stock, up to 25% of CION’s outstanding shares, at a price below net asset value during the 12 months following shareholder approval, subject to certain limitations described in the proxy statement (the “Share Issuance Proposal”).

The director nominees listed in CION’s 2023 proxy statement were elected by CION’s shareholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for the director nominees are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Breakstone	21,226,123	3,887,665	0
Catherine K. Choi	22,545,071	2,568,717	0
Aron I. Schwartz	21,573,208	3,540,580	0

On July 27, 2023, CION adjourned the Annual Meeting with respect to the Share Issuance Proposal to permit additional time to solicit shareholder votes in order to achieve the votes necessary to pass such Proposal. The reconvened meeting (the “Reconvened Annual Meeting”) will be held on Friday, September 15, 2023 at 5:00 p.m., Eastern Time, and will be held virtually at www.virtualshareholdermeeting.com/CIC2023. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the Reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Annual Meeting. The record date of May 31, 2023 will remain the same for the Reconvened Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	July 28, 2023	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).